Exhibit 99.1

Investor Presentation 2014 Third Quarter Nasdaq : MYRG │ www.myrgroup.com Investor Presentation │ November │ ©2014MYRGROUPINC.

SAFE HARBOR STATEMENT Various statements in this presentation, and any oral statements regarding the subject matter of this presentation, are “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward - looking statements include those that express a belief, expectation or intention, as well as those that are not statements of historical fact, and may include projections and estimates concerning the timing and success of specific projects and our future revenue, income, backlog, liquidity, capital spending and investments. The forward - looking statements in this presentation are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “possible,” “plan,” “goal,” “objective,” “outlook,” “see,” “may,” “should,” “could,” “appears” or other words that convey the uncertainty of future events or outcomes. The forward - looking statements speak only as of their date and are based on our current expectations and assumptions about future events, including with respect to expected growth, results of operations, performance, business prospects and opportunities and effective tax rates. These statements do not guarantee future performance and actual results may differ materially from these statements. We disclaim any obligation to update these statements, unless required by securities laws, and we caution you not to rely on them unduly. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including those discussed under the caption “Forward - Looking Statements” and in Item 1A “Risk Factors” in our Annual Report on Form 10 - K for the fiscal year ended December 31, 2013, and in any risk factors or cautionary statements contained in our other filings with the Securities and Exchange Commission, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward - looking statements. Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 2 Investor Presentation │ November │ ©2014MYRGROUPINC.

TABLE OF CONTENTS Company Overview Market Overview Strategy Financial Performance Investment Outlook Appendix Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 3 Investor Presentation │ November │ ©2014MYRGROUPINC.

ABOUT MYR GROUP • MYR Group is a holding company of six specialty electrical contractors – Subsidiaries date back to 1891 – Numerous offices across North America • Transmission and Distribution ( T&D ) customers include: – Investor Owned Utilities – Cooperatives – Municipalities – Independent Transmission Companies • Commercial and Industrial ( C&I ) services are provided to property owners and general contractors in the western United States • Services include turnkey construction and maintenance of the U.S. electrical infrastructure • Nationwide network of over 3,400 employees • Safety performance consistently exceeds industry standards • Large modern fleet including extensive specialized equipment Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 4 Investor Presentation │ November │ ©2014MYRGROUPINC.

INVESTMENT HIGHLIGHTS • Strong market position – Transmission and Distribution ( T&D ) - national presence – Commercial and Industrial ( C&I ) - regional presence • Highly skilled national workforce • Regulatory environment supports growth • Favorable industry dynamics providing opportunities for stable and profitable long - term growth • Significant, major transmission project opportunities • Strong financial performance, which provides for a healthy balance sheet Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 5 Investor Presentation │ November │ ©2014MYRGROUPINC.

NATIONWIDE T&D SERVICES • Transmission • Overhead Distribution • Underground Distribution • Foundations & Caissons • Directional Boring • Substation • EPC Services • PCS/Cellular Towers • Emergency Storm Response • Fiber Optics T&D CAPABILITIES MYR Group provides transmission, distribution and substation services across the U.S. through a network of district and project - specific offices. Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 6 Investor Presentation │ November │ ©2014MYRGROUPINC.

REGIONAL C&I SERVICES • Educational/Medical Centers • Industrial Facilities • Water & Wastewater Treatment Plants • Renovations and Major Additions • Data Centers • Technical Services • Voice, Data & Video Systems • Transportation / Traffic Signalization • Airports / Airfield Lighting • Bridge, Roadway, Tunnel Lighting • Government & Office Buildings • Building Automation & Controls • Telecommunications C&I CAPABILITIES Regional focus in the Mountain West │ A leading contractor in AZ & CO Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 7 Investor Presentation │ November │ ©2014MYRGROUPINC.

CENTRALIZED FLEET OPERATIONS Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix 200 Ton All - Terrain Crane 5 - Drum Side - Winder P uller Excavator w/ Hyd . Thumb 80’ Track Material Handler Centralized Fleet Management Regional Support Facilities MYR Group’s centralized fleet management maximizes fleet utilization and creates efficient distribution of fleet resources to projects all across the nation. Storm Response Equipment │ Page 8 Investor Presentation │ November │ ©2014MYRGROUPINC.

STRATEGIC INVESTMENT IN CAPEX SUPPORTED ORGANIC GROWTH Successful execution of strategy: Invested in specialty equipment in 2011 - 2013 in anticipation of T&D build - out Grow top - line revenue organically through expansion of T&D capacity Source : S&P Capital IQ │ Page 9 Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix $616 $631 $597 $780 $999 $903 $0 $200 $400 $600 $800 $1,000 $1,200 2008 2009 2010 2011 2012 2013 Millions Revenue Revenue 7.9% CAGR 4.4% 4.0% 2.3% 0.9% 0.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% MYRG '09-'13 PWR '09-'13 MTZ '09-'13 WG '09-'13 EME '09-'13 5 - Year CAPEX Investment % of Revenue $28.0 $29.7 $21.9 $42.3 $37.2 $42.7 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $10 $20 $30 $40 $50 2008 2009 2010 2011 2012 2013 Millions CAPEX Investment CAPEX Spend CAPEX % of Rev Investor Presentation │ November │ ©2014MYRGROUPINC.

Company Overview | Market Overview | Strategy | Financial Performance | Investment Outlook | Appendix

REGULATORY ENVIRONMENT SUPPORTS GROWTH

August 2005 - Energy Policy Act / Revised in 2009 by the American Recovery and Reinvestment Act

- Established minimum reliability standards
- Provided federal permitting and siting authority for transmission lines
- Encouraged investment in infrastructure

July 2011 - FERC Order 1000 "Transmission Planning and Cost Allocation"

- Intended to facilitate transmission development and lower costs of transmission services
- Could require transmission providers to develop regional transmission plans and cost-allocation methods and to coordinate with neighboring transmission-planning regions
- Could reduce siting and permitting delays, remove the Federal Rights of First Refusal (ROFR) and consider Public Policy Benefits (i.e. Clean Air)

October 2011 - Federal Government announced creation of an inter-agency Rapid Response Team for Electric Transmission Projects (RRTT)

- Intended to streamline the permitting and review process of electric transmission projects
- Intended to speed project development by coordinating statutory permitting, review and consultation schedules and processes among Federal and State agencies
- 7 major projects have been selected as pilot projects with combined estimated total project costs in excess of $9 billion

December 2011 - EPA finalized national standards to reduce mercury and other toxic air pollution from coal and oil-fired power plants

- Planning authorities are being impacted by the Mercury and Air Toxics Standards (MATS)
- Will likely result in substantial power plant retirements around the country by the end of 2015

2005 - 2013 - Renewable Portfolio Standards (RPS)

- 30 states with renewable portfolio standards (mandatory); 7 states with renewable energy goals (voluntary) - (Source DSIRE Database)

Investor Presentation | November | ©2014MYRGROUPINC. | Page 10

TRANSMISSION SPENDING Transmission spending by electrical utilities driven by: System Reliability Aging Electric Grid Connecting Renewables Plant Retirements “Edison Electric Institute’s 2013 Transmission Projects: At a Glance report highlights more than 150 planned transmission projects totaling about $51.1 billion planned through 2023 , not including investments in transmission upgrades or replacements to existing facilities, which run several billion dollars annually; although the proposed investment is significant, the Brattle Group estimates that $240 billion to $320 billion will be needed through 2030 .” – Stifel 10/4/13 Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix Source: NERC 2013 Long - Term Reliability Assessment │ Page 11 Investor Presentation │ November │ ©2014MYRGROUPINC.

REGIONAL C&I GROWTH TRENDS Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix Dodge Momentum Index – by McGraw - Hill Construction - 12 month leading indicator of construction spending for nonresidential building - 91% correlation between construction planning reports and the US Commerce Department’s Put in Place spending over the past 10 years - Used to provide construction starts data to the US Census Bureau for GDP calculation “ Dodge Momentum Index - The Dodge Momentum Index fell in September, dropping to 115.8 (2000=100) for the month, down 0.7% from August's reading of 116.6. Despite these setbacks, the Momentum Index remains 8% higher than a year ago , indicating that to this point the upward trend for nonresidential building projects at the planning stage is still present . ” Source : McGraw Hill Construction Press Release October 7, 2014 C&I’s Strong $119.7MM Backlog is Driven by: Hospitals Data Centers Airport Projects Transportation Work Water/Waste Water Upgrades “The strong relationship established between the Dodge Momentum Index and construction spending, with its full year of lead time, means that the index is likely to prove extremely valuable to construction industry professionals, as well as economists and Wall Street analysts .” - McGraw - Hill Construction │ Page 12 Investor Presentation │ November │ ©2014MYRGROUPINC.

FUTURE GROWTH OPPORTUNITIES • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long - term customer relationships to secure future contracts with new and existing customers Organic Growth • Assess segments of the T&D and C&I markets to bring in - house (e.g., foundation drilling, site clearing, specialty equipment fabrication, environmental controls) Vertical Integration • Evaluate other areas of the energy infrastructure market for possible expansion Horizontal Expansion • Consider the strategic expansion of MYR Group’s geographic footprint into favorable markets Geographic Expansion Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 13 Investor Presentation │ November │ ©2014MYRGROUPINC.

STRONG FINANCIAL PERFORMANCE $0 $50 $100 $150 $200 $250 $300 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 2008 2009 2010 2011 2012 2013 2014 Millions Quarterly Revenue by Work Type Trans. Dist. C&I 9.6% CAGR 46% 56% 51% 59% 68% 68% 27% 18% 24% 21% 15% 12% 27% 26% 25% 20% 17% 20% 0% 20% 40% 60% 80% 100% 2008 2009 2010 2011 2012 2013 % of Total Revenue by Segment Transmission % Distribution % C&I % $0 $10 $20 $30 $40 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 2008 2009 2010 2011 2012 2013 2014 Millions Quarterly Gross Profit Gross Profit 7.7% CAGR $0 $20 $40 $60 $80 $100 $120 $140 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 2008 2009 2010 2011 2012 2013 2014 Millions LTM Gross Profit Trend LTM GP 7.7% CAGR Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 14 Investor Presentation │ November │ ©2014MYRGROUPINC.

STRONG FINANCIAL PERFORMANCE $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 2008 2009 2010 2011 2012 2013 2014 Quarterly Diluted EPS Diluted EPS 8.5% CAGR $0 $100 $200 $300 $400 $500 $600 $700 $800 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 2008 2009 2010 2011 2012 2013 2014 Millions Backlog Backlog - C&I Backlog - T&D 9.2% CAGR All revenue and backlog growth has been organic Backlog includes only 90 days of alliance agreements and signed contracts Not a static business; MYR is constantly marketing to new customers and bidding on new projects Committed to investing in fleet equipment Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 2008 2009 2010 2011 2012 2013 2014 Quarterly EBITDA / Diluted Share EBITDA / Diluted Share 10.6% CAGR │ Page 15 Investor Presentation │ November │ ©2014MYRGROUPINC.

FINANCIAL PERFORMANCE COMPARISON Source : S&P Capital IQ - NM ( Not Meaningful) reflects negative returns/growth and is ignored for comparison purposes | WG’s metrics are as of 06/30/2014 Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 16 Investor Presentation │ November │ ©2014MYRGROUPINC. 14.7% 11.2% 11.2% 7.5% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% MYRG PWR EME MTZ WG ROIC 2.49x 1.84x 1.84x 1.54x 1.39x 0.00 0.50 1.00 1.50 2.00 2.50 3.00 WG MYRG EME MTZ PWR Asset Turnover 7.6% 6.3% 5.0% 4.6% NM NM 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% PWR MYRG EME MTZ WG ROA 13.8% 12.3% 11.4% 10.3% NM NM 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% MTZ EME MYRG PWR WG ROE

FUNDAMENTAL FINANCIAL PERFORMANCE Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 17 Source : S&P Capital IQ - NM ( Not Meaningful) reflects negative returns/growth and is ignored for comparison purposes | WG’s metrics are as of 06/30/2014 Investor Presentation │ November │ ©2014MYRGROUPINC. $2.54 $1.81 $1.57 $1.50 NM $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 EME PWR MTZ MYRG WG LTM EPS (Diluted) $22.63 $20.45 $14.47 $13.15 $3.60 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 EME PWR MYRG MTZ WG Book Value per Diluted Share $11.84 $10.84 $2.65 $1.17 NM $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 MYRG PWR EME WG MTZ Tangible BV / Diluted Share 2.35x 2.22x 1.76x 1.75x 1.65x 0.00 0.50 1.00 1.50 2.00 2.50 WG MTZ EME PWR MYRG Market to Book Value

BALANCE SHEET STRENGTH Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix ($50) $0 $50 $100 $150 $200 $250 $300 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 2008 2009 2010 2011 2012 2013 2014 Millions Total Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity • No funded debt • Limited goodwill • Steady growth in tangible net worth • L arge modern fleet including extensive specialty equipment • Strong liquidity position • Substantial bonding capacity -$100 -$50 $0 $50 $100 $150 $200 $250 $300 $350 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 2008 2009 2010 2011 2012 2013 2014 Millions Tangible Net Worth Goodwill & Intangibles Shareholders Equity TNW │ Page 18 39 24 45 30 30 95 (17) (16) (6) (23) (12) (14) (11) (13) (16) (19) (25) (29) $(50) $- $50 $100 $150 2008 2009 2010 2011 2012 2013 Millions Components of Free Cash Flow Op. Cash Flow Growth Capex Maint. Capex Free Cash Flow Investor Presentation │ November │ ©2014MYRGROUPINC.

INVESTMENT OUTLOOK • Solid execution of corporate strategy has solidified MYR Group’s position as a market leader in large transmission line construction Proven Strategy Execution • Executive Management average 30+ years of industry experience Experienced Management • Regulatory environment supports growth and numerous market analysts expect escalated spending through year 2020. Positive Industry Outlook • Opportunities for organic, vertical, horizontal, and geographic growth Favorable Growth Prospects • MYR Group owns a large modern fleet of equipment and has substantial tangible net worth and bonding capacity, coupled with a strong liquidity position Strong Financial Position • Centralization allows for greater efficiency and leverage of company resources Centralized Fleet and Corporate Operations Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 19 Investor Presentation │ November │ ©2014MYRGROUPINC.

Appendix Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 20 Investor Presentation │ November │ ©2014MYRGROUPINC.

EXPERIENCED MANAGEMENT TEAM Experienced management team that averages more than 22 years with MYR Group and approximately 33 years in our industry Operations management averages 37 years of industry experience Strong corporate culture focused on customer service and safety Invested in management team for the successful execution of large, multi - year, transmission projects Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 21 Investor Presentation │ November │ ©2014MYRGROUPINC. Name Job Title Years With MYR Years Industry Experience William A. Koertner President and Chief Executive Officer 16 36 Richard S. Swartz Senior VP and Chief Operating Officer 32 32 Gerald B. Engen, Jr. Senior VP, Chief Legal Officer and Secretary 14 31 William H. Green Senior VP 26 48 Tod Cooper Senior VP, East 23 25 Paul J. Evans VP, Chief Financial Officer and Treasurer 2 17 John A. Fluss Group VP, Large Projects 41 41

MYR GROUP SERVICES Transmission Collector Systems Distribution Traffic Signalization Telecommunications Substation Solar Installations Industrial Storm Restoration EPC Commercial Smart Grid Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 22 Investor Presentation │ November │ ©2014MYRGROUPINC.

MYR GROUP CUSTOMER SAMPLE Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 23 Investor Presentation │ November │ ©2014MYRGROUPINC.

EMERGENCY RESPONSE REVENUE $31 $24 $10 $43 $16 $14 $31 $41 $15 $0 $10 $20 $30 $40 $50 2005 2006 2007 2008 2009 2010 2011 2012 2013 Millions Storm Revenue Storm Revenue Average $25.0MM 2005 – Katrina 2008 – Gustav 2008 – Ike 2011 – Irene 2011 – NE Snowstorm 2012 - Sandy Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 24 Investor Presentation │ November │ ©2014MYRGROUPINC.

EBITDA RECONCILIATION $2.46 $1.97 $2.05 $2.34 $3.80 $3.96 $- $1.0 $2.0 $3.0 $4.0 $5.0 2008 2009 2010 2011 2012 2013 EBITDA / Diluted Share Strong EBITDA Growth Successful execution of organic growth strategy Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 25 Investor Presentation │ November │ ©2014MYRGROUPINC. ($ In Millions, Except Per Share Amounts)* FY LTM 2008 2009 2010 2011 2012 2013 9/30/2014 9/30/2013 Net Income 23.6$ 17.2$ 16.1$ 18.3$ 34.3$ 34.8$ 32.4$ 34.5$ Interest Expense, net 0.7 0.6 1.0 0.5 0.8 0.7 0.6 0.6 Provision for Income Taxes 15.5 9.5 9.3 10.8 20.4 20.1 18.8 20.3 Depreciation and Amortization 11.2 13.5 16.3 19.5 25.2 29.2 32.6 28.2 EBITDA 51.0$ 40.8$ 42.7$ 49.1$ 80.7$ 84.8$ 84.4$ 83.6$ Diluted Weighted Average Shares Outstanding 20.7 20.7 20.8 21.0 21.2 21.4 21.6 21.4 EBITDA per Diluted Share 2.46$ 1.97$ 2.05$ 2.34$ 3.80$ 3.96$ 3.92$ 3.91$ Revenue 616.1$ 631.2$ 597.1$ 780.4$ 999.0$ 902.7$ 947.6$ 895.9$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization.

FINANCIAL RATIO DEFINITIONS Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 26 S&P Capital IQ Disclaimer of Liability Notice . This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. LTM Diluted EPS + LTM Interest expense (income), net, per diluted share + LTM Provision for income taxes per diluted share + LTM Depreciation and amortization per diluted share = LTM EBITDA per Diluted Share Book Value (total stockholders' equity) per diluted share - Goodwill and intangible assets per diluted share = Tangible Book Value per Diluted Share Market Capitalization (S&P Capital IQ as of 09/30) ÷ Book Value (total stockholders' equity) = Market to Book Value Market Capitalization (S&P Capital IQ as of 09/30) ÷ Tangible Book Value (S&P Capital IQ) = Market to Tangible Book Value LTM Revenue ÷ Total Assets @ beginning of LTM = Asset Turnover LTM Net Income (including discontinued operations & minority interests) ÷ Total Assets @ beginning of LTM = Return on Assets LTM Net Income (including discontinued operations & minority interests) ÷ Total Stockholders Equity @ beginning of LTM = Return on Equity Cash used in purchasing property and equipment (5 years) ÷ Revenue (5 years) = 5-Year CAPEX Investment % of Revenue Net cash flow from operating activities - Cash used in purchasing property and equipment = Free Cash Flow Book Value (total stockholders' equity) ÷ Weighted Average Diluted Shares = Book Value per Diluted Share (LTM ATNI) - (Dividends + Special Dividends) ÷ Total Capital @ Beginning of LTM (stockholders' equity + net debt) = Return on Invested Capital Investor Presentation │ November │ ©2014MYRGROUPINC.